Exhibit 21.1
Subsidiaries of FT Intermediate, Inc.1

Subsidiary	Jurisdiction

Figure Lending Corporation	Delaware

DART Trademark LLC	Delaware

DART Collateral Manager LLC	Delaware

Figure Lending LLC	Delaware

Figure Loan Trust 2023	Delaware

Figure Asset Funding LLC	Delaware

Fig SSP Member, LLC	Delaware

Figure REPO Warehouse 1, LLC	Delaware

Figure Lending Borrower I, LLC	Delaware

Figure PL 1, LLC	Delaware

Figure Lending Borrower II, LLC	Delaware

Figure HELOC Master Depositor Trust	Delaware

Figure Line of Credit Trust 2020-1	Delaware

Fig Six Mortgage, LLC	Delaware

Figure Mortgage REPO Trust 1	Delaware

Fig Six Realty Investment, LLC	Delaware

Fig Six Investor LLC	Delaware

Fig Six Mortgage Sponsor LLC	Delaware

Fig Six Offshore Holdco, LLC	Delaware

FIGRE Trust 2023-HE1FIGRE Trust 2023-HE1	Delaware

FIGRE Trust 2023-HE2	Delaware

FIGRE Trust 2024-HE1	Delaware

FIGRE Trust 2024-HE3	Delaware

FIGRE Trust 2024-HE5	Delaware

FIGRE Trust 2024-HE6	Delaware

FIGRE Trust 2025-HE2	Delaware

1 Includes subsidiaries that do not fall under the definition of “significant subsidiary” as defined under Rule 1-02(w) of Regulation S-X.

FIGRE Trust 2025-HE3	Delaware

FIGRE Trust 2025-FL1	Delaware

FIGRE Trust 2023-HE1a2	Delaware

FIGRE Trust 2023-HE3	Delaware

FIGRE Trust 2024-HE2	Delaware

FIGRE Trust 2024-HE4	Delaware

FIGRE Trust 2024-SL1	Delaware

FIGRE Trust 2025-HE1	Delaware

FIGRE Trust 2025-PF1	Delaware

FIGRE Trust 2025-HE4	Delaware

FIGRE TrustFIGRE Trust 2025-HE5 2025-HE5	Delaware

Figure Markets Holdings Inc	Delaware

Figure Technologies LLC	Delaware

Figure Asset Management LLC	Delaware

Figure Certificate Corporation	Delaware

Figure Equity Solutions, Inc.	Delaware

Figure Payments of California Inc.	California

Figure Markets Inc.	Delaware

Figure Payments Corporation	Nevada

Figure Investment Advisors, LLC	Delaware

Fam GP Sub 1, LLC	Delaware

Fam GP Sub 2, LLC	Delaware

Figure Markets BVI GP Limited	British Virgin Islands

Figure Markets Credit LLC	Delaware

Figure Securities Inc.	Delaware

Figure Markets Futures LLC	Delaware

Figure Markets Middle East Holdings Limited	Dubai

Figure Markets Cayman Islands LTC	Dubai

Figure Markets Credit Cayman Islands LTC	Cayman Islands

Figure Markets Ireland Limited	Ireland

Figure Markets Exchange DMCC	Dubai

SOL Opportunity Fund LP	Delaware

Figure Markets Cayman GP Limited, Cayman Islands	Cayman Islands

Figure Reit, Inc.	Delaware

Fam GP 1, LLC	Delaware

Figure Markets Opportunity Investment LP, British Virgin Islands	British Virgin Islands

Figure Demo Prime 1, LLC	Delaware

Figure Financial, Inc.	Delaware

Figure Markets Asset Fund LP, Cayman Islands	Cayman Islands

Figure REIT, Trust 1	Delaware

Figure REIT Trust II	Delaware

Figure REIT TRS LLC	Delaware

Demo Prime 1 Trust	Delaware

Demo Prime DSCR Trust	Delaware

Demo Prime CBL Trust	Delaware

Demo Prime Auto Loan Trust	Delaware